UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 31, 2009
GLOBAL CONSUMER ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-33803	26-0469120

(State or other jurisdiction of incorporation)	(Registration Number)	(IRS Employer Identification No.)

1370 Avenue of the Americas, 28th Floor, New York, New
York	10019

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 445-7800

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

GLOBAL CONSUMER ACQUISITION CORP. (“GCAC”) IS HOLDING PRESENTATIONS FOR CERTAIN OF GCAC’S STOCKHOLDERS, AS WELL AS OTHER PERSONS WHO MIGHT BE INTERESTED IN PURCHASING GCAC SECURITIES, REGARDING THE PROPOSED TRANSACTION AS FILED IN PREVIOUS REPORTS WITH THE SECURITIES AND EXCHANGE COMMISSION (“SEC”) AND THIS CURRENT REPORT ON FORM 8-K, INCLUDING SOME OR ALL OF THE EXHIBITS ATTACHED THERETO AND HERETO, WHICH MAY BE DISTRIBUTED TO PARTICIPANTS AT SUCH PRESENTATIONS.
GCAC HAS FILED A PRELIMINARY PROXY STATEMENT AND INTENDS TO FILE FURTHER AMENDMENTS TO SUCH PRELIMINARY PROXY STATEMENT WITH THE SEC IN CONNECTION WITH THE SPECIAL MEETING OF GCAC STOCKHOLDERS TO APPROVE THE PROPOSED TRANSACTION (COLLECTIVELY, THE “SPECIAL MEETING PROXY STATEMENT”). STOCKHOLDERS OF GCAC AND OTHER INTERESTED PERSONS ARE ADVISED TO READ THE SPECIAL MEETING PROXY STATEMENT IN CONNECTION WITH GCAC’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING BECAUSE IT CONTAINS IMPORTANT INFORMATION. GCAC ALSO FILED A PRELIMINARY INFORMATION STATEMENT WITH THE SEC IN CONNECTION WITH THE AMENDMENT OF ITS WARRANT AGREEMENT (THE “INFORMATION STATEMENT”). WARRANTHOLDERS OF GCAC AND OTHER INTERESTED PERSONS ARE ADVISED TO READ THE INFORMATION STATEMENT IN CONNECTION WITH THE AMENDMENT OF THE WARRANT AGREEMENT BECAUSE IT CONTAINS IMPORTANT INFORMATION. GCAC STOCKHOLDERS AND WARRANTHOLDERS CAN ALSO READ GCAC’S DEFINITIVE PROXY STATEMENT, DATED APRIL 28, 2009, IN CONNECTION WITH ITS ANNUAL MEETING OF STOCKHOLDERS, FOR A DESCRIPTION OF THE SECURITY HOLDINGS OF GCAC OFFICERS AND DIRECTORS AND THEIR RESPECTIVE INTERESTS IN THE SUCCESSFUL CONSUMMATION OF THE PROPOSED TRANSACTION. GCAC’S DEFINITIVE SPECIAL MEETING PROXY STATEMENT WILL BE MAILED TO GCAC STOCKHOLDERS AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE PROPOSED TRANSACTION. GCAC’S DEFINITIVE INFORMATION STATEMENT WILL BE MAILED TO GCAC WARRANTHOLDERS AS SOON AS PRACTICABLE. STOCKHOLDERS AND WARRANTHOLDERS WILL ALSO BE ABLE TO OBTAIN A COPY OF THE DEFINITIVE PROXY STATEMENT AND/OR THE DEFINITIVE INFORMATION STATEMENT, WITHOUT CHARGE, BY DIRECTING A REQUEST TO: GLOBAL CONSUMER ACQUISITION CORP., 1370 AVENUE OF THE AMERICAS, 28TH FLOOR, NEW YORK, NEW YORK, 10019, ATTENTION: MR. ANDREW NELSON. FREE COPIES OF THESE DOCUMENTS CAN ALSO BE OBTAINED, WITHOUT CHARGE, AT THE SEC’S INTERNET SITE (HTTP://WWW.SEC.GOV). IN ADDITION TO THE SPECIAL MEETING PROXY STATEMENT, GCAC FILES ANNUAL, QUARTERLY AND SPECIAL REPORTS, PROXY STATEMENTS AND OTHER INFORMATION WITH THE SEC.
GCAC’S PROPOSED ACQUISITION OF 1ST COMMERCE BANK IS SUBJECT TO APPROVALS FROM THE FEDERAL RESERVE BOARD, THE FDIC AND THE NEVADA DIVISION OF FINANCIAL INSTITUTIONS. AS A CORPORATION NOT CURRENTLY SUBJECT TO BANK SUPERVISORY REGULATION, GCAC’S APPLICATIONS TO BECOME A BANK HOLDING COMPANY FOR A NEVADA-BASED COMMUNITY BANK ARE SUBJECT TO DIFFERENT STATUTORY APPROVAL PROCESSES MAINTAINED BY SEVERAL FEDERAL AND STATE BANK REGULATORY AGENCIES WITH SUPERVISORY OVERSIGHT AND JURISDICTION OF THE CONTEMPLATED TRANSACTION AND THE BANKS THAT ARE PARTIES TO THE CONTEMPLATED TRANSACTION. APPROVAL TERMS GRANTED BY THESE FEDERAL AND STATE BANK REGULATORY AGENCIES MAY INCLUDE TERMS AND CONDITIONS MORE ONEROUS THAN GCAC MANAGEMENT CONTEMPLATES, AND APPROVAL MAY NOT BE GRANTED IN THE TIMEFRAMES DESIRED BY THE PARTIES TO THE CONTEMPLATED TRANSACTION. BANK REGULATORY APPROVAL, IF GRANTED, MAY CONTAIN TERMS THAT RELATE TO DETERIORATING REAL ESTATE LENDING AND INDUSTRY ABUSES BOTH NATIONALLY AND IN NEVADA; BANK REGULATORY SUPERVISORY REACTIONS TO THE CURRENT ECONOMIC DIFFICULTIES MAY NOT BE SPECIFIC TO GCAC ITSELF.
This report and the exhibits hereto are not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of GCAC, 1st Commerce Bank, Capitol Development Bancorp Limited V, Capitol Bancorp Limited or any of their affiliates, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction.
This report and the exhibits hereto include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements include, but are not limited to, statements regarding GCAC’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements.

The words “anticipates,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained in this report are based on our current expectations and beliefs concerning future developments and their potential effects on us and speak only as of the date of such statement. There can be no assurance that future developments affecting us will be those that we have anticipated.
These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, (i) the risk that the businesses of GCAC and 1st Commerce will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; (ii) expected revenue synergies and cost savings from the acquisition may not be fully realized or realized within the expected time frame; (iii) revenues following the acquisition may be lower than expected; (iv) deposit attrition, operating costs, customer loss and business disruption following the acquisition, including, without limitation, difficulties in maintaining relationships with employees, may be greater than expected; (v) the ability to obtain governmental and regulatory approvals of the acquisition on the proposed terms and schedule; (vi) the failure of GCAC’s shareholders to approve the acquisition; (vii) local, regional, national and international economic conditions and the impact they may have on 1st Commerce Bank upon consummation of the acquisition and its customers and GCAC’s assessment of that impact; (viii) changes in interest rates, spreads on earning assets and interest-bearing liabilities, and interest rate sensitivity; (ix) prepayment speeds, loan originations and credit losses; (x) sources of liquidity; (xi) GCAC’s common shares outstanding and common stock price volatility; (xii) fair value of and number of stock-based compensation awards to be issued in future periods; (xiii) legislation affecting the financial services industry as a whole, and/or the parties to the acquisition and their subsidiaries individually or collectively; (xiv) regulatory supervision and oversight, including required capital levels; (xv) increasing price and product/service competition by competitors, including new entrants; (xvi) rapid technological developments and changes; (xvii) following the consummation of the acquisition, 1st Commerce Bank’s ability to continue to introduce competitive new products and services on a timely, cost-effective basis; (xviii) following the consummation of the acquisition, 1st Commerce Bank’s ability to contain costs and expenses; (xix) governmental and public policy changes; (xx) protection and validity of intellectual property rights; (xxi) reliance on large customers; (xxii) technological, implementation and cost/financial risks in large, multi-year contracts; (xxiii) the outcome of pending and future litigation and governmental proceedings; (xxiv) continued availability of financing; (xxv) financial resources in the amounts, at the times and on the terms required to support 1st Commerce Bank’s future businesses; and (xxvi) material differences in the actual financial results of acquisition and acquisition activities compared with GCAC’s expectations, including the full realization of anticipated cost savings and revenue enhancements. Additional factors that could cause GCAC’s results to differ materially from those described in the forward-looking statements can be found under the heading “Risk Factors” filed in the Special Meeting Proxy Statement and GCAC’s Annual Report on Form 10-K for the year ended December 31, 2008. Should one or more of these risks or uncertainties materialize, or should any of GCAC’s assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. GCAC undertakes no obligation to publicly revise these forward-looking statements whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. For further discussion of certain factors that may cause such forward-looking statements to differ materially from actual results, refer to the Special Meeting Proxy Statement, GCAC’s Form 10-K for fiscal year 2008 and other public documents which are available on the SEC’s internet site (http://www.sec.gov).

Item 7.01 Regulation FD Disclosure
On August 31, 2009, GCAC issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report.
The information furnished in Item 7.01 of this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01. Financial Statements and Exhibits
99.1	Press Release of Global Consumer Acquisition Corp., dated as of August 31, 2009

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL CONSUMER ACQUISITION CORP.
Date: August 31, 2009	By:	/s/ Jason N. Ader
		Name:	Jason N. Ader
		Title:	Chief Executive Officer